SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 19, 2010

FIRST NATIONAL ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-62588	66-0349372
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 Second Street
Sarasota, Florida 34236
(Address of principal executive offices, including zip code)

(416) 918-6987
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)
(1)  On July 19, 2010, the Company’s board of directors appointed Mr. Gregory Sheller, age 59, to a vacant position on the Company’s board of directors and to the office of Executive Vice President, to serve until his death, resignation or removal.

(2) At and prior to July 19, 2010, there was no material relationship between the Company and Gregory Sheller, between Gregory Sheller and our affiliates, directors or officers, or between any associates of Gregory Sheller and our officers or directors.  There is no particular arrangement or understanding between Gregory Sheller or any other person pursuant to which Gregory Sheller was to be selected as a director and officer of the Company.

During the past five years, Gregory Sheller’s principal occupation and employment has been as a real estate consultant with Re/Max Alliance Group, a real estate firm headquartered in Sarasota, Florida, which is not a parent, subsidiary or other affiliate of the Company.

Gregory Sheller does not hold any other directorships in any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, 15 U.S.C. 80a-1, et seq., as amended.

(3)  There is no plan, contract or arrangement (whether or not written) which Gregory Sheller and the Company have entered into or in which Gregory Sheller  participates in connection with his appointment as a director and officer of the Company.

(d)	(1) The name of the newly elected director is Gregory Sheller and the date of his election to the Company’s Board of Director is July 19, 2010.

(2)  There is no particular arrangement or understanding between Gregory Sheller  and any other person pursuant to which Gregory Sheller has been  selected as a director and officer of the Company.

(3)  The Company has not yet determined what committees of the Board of Directors to which Gregory Sheller may be expected to be named.

(4)  Since January 1, 2010, the beginning of the Company’s last fiscal year, there has not been any transaction, or series of similar transactions, nor is there any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any of the following persons had, or will have, a direct or indirect material interest:

(i) Any director or executive officer of the Company;

(ii) Any nominee for election as a director;

(iii) Any security holder who is known to the Company to own of record or beneficially more than five percent of any class of the Company's voting securities; and

(iv) Any member of the immediate family of any of the foregoing persons.

(v)  Not Applicable.

(e)
The Company has not entered into, adopted or otherwise commenced any material compensatory plan, contract or arrangement (whether or not written) as to which the Company’s principal executive officer, principal financial officer, or any other executive officer participates or is a party.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

First National Energy Corporation

Dated: July 22, 2010	By:	/s/ Doug Lindeblom
Name Doug Lindeblom
Title President and C.E.O.